MUNIVEST
                                    MICHIGAN
                                    INSURED
                                    FUND, INC.


                           STRATEGIC
                                    Performance

                                [GRAPHIC OMITTED]


                                    Annual Report
                                    October 31, 1999

                           MUNIVEST MICHIGAN INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                          MuniVest Michigan Insured Fund, Inc., October 31, 1999

DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Stock of MuniVest Michigan Insured Fund, Inc. earned $0.743 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.84%, based on a month-end net asset value of $12.73 per share. Over the same period, the total investment return on the Fund's Common Stock was - 6.80%, based on a change in per share net asset value from $14.46 to $12.73, and assuming reinvestment of $0.743 per share income dividends.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was - 8.06%, based on a change in per share net asset value from $14.27 to $12.73, and assuming reinvestment of $0.369 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.09%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion

On September 21, 1999, MuniVest Michigan Insured Fund, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Michigan Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund and MuniHoldings Michigan Insured Fund, Inc. in exchange for newly issued shares of MuniYield Michigan Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your interest in MuniVest Michigan Insured Fund, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and
Portfolio Manager


November 29, 1999


                                     2 & 3

                          MuniVest Michigan Insured Fund, Inc., October 31, 1999

PROXY RESULTS

During the six-month period ended October 31, 1999, MuniVest Michigan Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 27, 1999. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For            Against         Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary of the Fund.              3,800,337         243,830         227,995
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1999, MuniVest Michigan Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 27, 1999. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For            Against         Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary of the Fund.                1,671             188             75
------------------------------------------------------------------------------------------------------------------------------------

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                           Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................   91.4%
NR (Not Rated) ....................................................    3.5
Other+ ............................................................    6.4
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

               S&P   Moody's    Face                                                                                         Value
STATE        Ratings Ratings   Amount  Issue                                                                               (Note 1a)
====================================================================================================================================
Michigan       AAA     Aaa     $1,000  Avondale, Michigan, School District, GO, Refunding, 4.75% due 5/01/2022 (b)        $    835
-- 99.2%       ---------------------------------------------------------------------------------------------------------------------
                                       Belding, Michigan, Area Schools, GO, Refunding (c):
               AAA     NR*        785     6.05% due 5/01/2006 (f)                                                              842
               AAA     Aaa        215     6.05% due 5/01/2021                                                                  216
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,000  Caledonia, Michigan, Community Schools, GO, Refunding, 6.625% due 5/01/2014 (b)       1,061
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,625  Central Michigan University Revenue Bonds, 5.50% due 4/01/2007 (c)(f)                 1,695
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,000  Coldwater, Michigan, Community Schools, GO, 6.30% due 5/01/2004 (e)(f)                1,083
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,360  Decatur, Michigan, Public Schools, GO, Van Burn and Cass Counties, 5% due
                                       5/01/2029 (d)                                                                         1,156
               ---------------------------------------------------------------------------------------------------------------------
                                       Delta County, Michigan, Economic Development Corporation, Environmental
                                       Improvement Revenue Refunding Bonds (Mead-Escanaba Paper), DATES (a):
               NR*     P1         300     Series D, 3.60% due 12/01/2023                                                       300
               NR*     P1         100     Series E, 3.60% due 12/01/2023                                                       100
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,000  Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A, 5% due 7/01/2027 (e)        854
               ---------------------------------------------------------------------------------------------------------------------
                                       Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien, Series A (e):
               AAA     Aaa      3,100     5% due 7/01/2021                                                                   2,703
               AAA     Aaa      3,150     5% due 7/01/2027                                                                   2,697
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      5,250  Eastern Michigan University Revenue Bonds, 5.50% due 6/01/2027 (c)                    4,884
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,995  Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5% due 5/01/2022 (e)           1,733
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,000  Fenton, Michigan, Area Public Schools, GO, 5% due 5/01/2021 (c)                       1,740
               ---------------------------------------------------------------------------------------------------------------------
               NR*     Aaa      1,500  Fruitport, Michigan, Community Schools, GO, 5.30% due 5/01/2022 (c)                   1,370
               ---------------------------------------------------------------------------------------------------------------------
                                       Grand Ledge, Michigan, Public Schools District, GO (e)(f):
               AAA     Aaa      1,000     6.45% due 5/01/2004                                                                1,089
               AAA     Aaa      8,000     6.60% due 5/01/2004                                                                8,758
               ---------------------------------------------------------------------------------------------------------------------
               AAA     VMIG1+     400  Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds, VRDN,
                                       3.35% due 1/01/2020 (a)(c)                                                              400
               ---------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniVest Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
DATES   Daily Adjustable Tax-Exempt Securities
GO      General Obligation Bonds
HDA     Housing Development Authority
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes


                                     4 & 5

                          MuniVest Michigan Insured Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

               S&P   Moody's    Face                                                                                         Value
STATE        Ratings Ratings   Amount  Issue                                                                               (Note 1a)
====================================================================================================================================
Michigan                               Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds (Munson
(continued)                            Healthcare), Series A (b):
               AAA     Aaa     $2,000     6.25% due 7/01/2002 (f)                                                         $  2,127
               AAA     Aaa      2,500     5.50% due 7/01/2018                                                                2,350
               AAA     Aaa      1,445     6.25% due 7/01/2022                                                                1,453
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,570  Grandville, Michigan, Public Schools District, GO, Refunding, 6.60% due
                                       5/01/2005 (c)(f)                                                                      1,721
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,250  Greenville, Michigan, Public Schools, GO, 5.75% due 5/01/2004 (e)(f)                  2,368
               ---------------------------------------------------------------------------------------------------------------------
                                       Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                                       Refunding and Improvement Bonds (Bronson Methodist Hospital) (e):
               AAA     Aaa      1,435     5.75% due 5/15/2016                                                                1,398
               AAA     Aaa      1,000     5.875% due 5/15/2026                                                                 982
               AAA     Aaa      1,180     Series A, 6.375% due 5/15/2017                                                     1,270
               ---------------------------------------------------------------------------------------------------------------------
                                       Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                                       Refunding Bonds (Bronson Methodist Hospital) (e):
               NR*     Aaa      2,500     5.25% due 5/15/2018                                                                2,268
               NR*     Aaa      2,700     RIB, Series 138, 7.17% due 5/15/2028 (g)                                           2,246
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,660  Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                                       (Butterworth Health Systems), Series A, 5.625% due 1/15/2006 (e)(f)                   2,801
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,000  Kent, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds
                                       (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (e)                             2,293
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      3,235  Lincoln Park, Michigan, School District, GO, 7% due 5/01/2006 (c)(f)                  3,637
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,900  Lowell, Michigan, Area Schools, GO, Refunding, 4.91%** due 5/01/2016 (c)                706
               ---------------------------------------------------------------------------------------------------------------------
                                       Michigan Higher Education Student Loan Authority, Student Loan Revenue
                                       Bonds, AMT (b):
               AAA     Aaa      2,000     Series XII-Q, 5.20% due 9/01/2010                                                  1,913
               AAA     VMIG1+     500     VRDN, Series XII-D, 3.55% due 10/01/2015 (a)                                         500
               ---------------------------------------------------------------------------------------------------------------------
                                       Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local Government
                                       Loan Program), Series A (c):
               AAA     Aaa      1,000     6% due 12/01/2013                                                                  1,030
               AAA     Aaa      2,000     6.125% due 12/01/2018                                                              2,024
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,500  Michigan State, HDA, Rental Housing Revenue Bonds, Series B, 5.10% due
                                       10/01/2019 (e)                                                                        1,335
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      3,885  Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                       6.50% due 4/01/2023 (d)                                                               4,072
               ---------------------------------------------------------------------------------------------------------------------
                                       Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
               AAA     Aaa      5,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (e)                     5,018
               AAA     Aaa      2,305     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (e)                         2,448
               AAA     Aaa      3,000     (Saint John Hospital), Series A, 6% due 5/15/2013 (b)(h)                           3,078
               AAA     Aaa      1,460     (Sparrow Obligated Group), 6.50% due 11/15/2011 (e)                                1,537
               ---------------------------------------------------------------------------------------------------------------------
               A1+     P1         600  Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN,
                                       Reserve 1, 3.50% due 9/01/2030 (a)                                                      600
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,500  Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                                       (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (e)                      2,277
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      4,250  Michigan State Trunk Line, Revenue Refunding Bonds, Series A, 4.75% due
                                       11/01/2020 (e)                                                                        3,576
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,750  Mona Shores, Michigan, School District, GO, 5.80% due 5/01/2017 (c)                   1,733
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      6,500  Monroe County, Michigan, Economic Development Corp., Limited Obligation Revenue
                                       Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)      7,332
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      4,500  Monroe County, Michigan, PCR (Detroit Edison Company Project), AMT, Series CC,
                                       6.55% due 6/01/2024 (e)                                                               4,667
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,000  Montrose Township, Michigan, School District, GO, 5.60% due 5/01/2026 (e)             1,888
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,500  Muskegon Heights, Michigan, Public Schools, GO, 5% due 5/01/2029 (e)                  2,126
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      4,000  Northern Michigan University, Revenue Refunding Bonds, 5% due 12/01/2025 (e)          3,433
               ---------------------------------------------------------------------------------------------------------------------
                                       Northview, Michigan, Public School District, GO, Refunding (e):
               AAA     NR*      2,265     5.80% due 5/01/2006 (f)                                                            2,399
               AAA     Aaa        235     5.80% due 5/01/2021                                                                  230
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,600  Novi, Michigan, Community School District, GO, 6.125% due 5/01/2003 (c)(f)            2,780
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,000  Oakland University, Michigan, Revenue Bonds, 5.75% due 5/15/2026 (e)                    966
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,000  Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due 5/01/2005 (c)(f)               1,067
               ---------------------------------------------------------------------------------------------------------------------
               AA      VMIG1+   2,900  Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (William
                                       Beaumont Hospital), VRDN, Series L, 3.60% due 1/01/2027 (a)                           2,900
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,750  Southgate, Michigan, Community School District, GO, 5% due 5/01/2025 (c)              1,505
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,000  Three Rivers, Michigan, Community Schools, GO, 6% due 5/01/2006 (e)(f)                1,070
               ---------------------------------------------------------------------------------------------------------------------
               A1+     VMIG1+     300  University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                                       3.50% due 12/01/2027 (a)                                                                300
               ---------------------------------------------------------------------------------------------------------------------
               A1+     VMIG1+     600  University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                                       Series A, 3.50% due 12/01/2019 (a)                                                      600
               ---------------------------------------------------------------------------------------------------------------------
               A1+     VMIG1+     800  University of Michigan, University Revenue Bonds (Medical Service Plan),
                                       VRDN, Series A, 3.50% due 12/01/2027 (a)                                                800
               ---------------------------------------------------------------------------------------------------------------------
               A1+     VMIG1+   2,700  University of Michigan, University Revenue Refunding Bonds (Medical Service
                                       Plan), VRDN, Series A-1, 3.50% due 12/01/2021 (a)                                     2,700
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      3,000  Warren, Michigan, Water and Sewer Revenue Bonds, 5.125% due 11/01/2023 (d)            2,641
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,500  Waterford, Michigan, School District, GO, 6.25% due 6/01/2004 (c)(f)                  1,610
               ---------------------------------------------------------------------------------------------------------------------
               NR*     NR*      2,500  Wayne Charter County, Michigan, Airport Revenue Bonds, RIB, AMT, Series 68,
                                       6.845% due 12/01/2017 (e)(g)                                                          2,114
               ---------------------------------------------------------------------------------------------------------------------
                                       Wayne State University, Michigan, University Revenue Refunding Bonds (c):
               AAA     Aaa      1,600     5.25% due 11/15/2019                                                               1,458
               AAA     Aaa      1,375     5.125% due 11/15/2029                                                              1,195
               ---------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                          MuniVest Michigan Insured Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

               S&P   Moody's    Face                                                                                         Value
STATE        Ratings Ratings   Amount  Issue                                                                               (Note 1a)
====================================================================================================================================
Michigan       AAA     Aaa     $1,500  West Branch-Rose City, Michigan, GO, 5.50% due 5/01/2024 (c)                       $  1,446
(concluded)    ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      2,000  Western Michigan, University Revenue Bonds, Series B, 6.50% due 7/15/2021 (b)         2,074
               ---------------------------------------------------------------------------------------------------------------------
               AAA     Aaa      1,300  Ypsilanti, Michigan, School District, GO, Refunding, 5.75% due 5/01/2007 (c)(f)       1,368
====================================================================================================================================
Puerto Rico    NR*     NR*      3,485  Puerto Rico, Insured Trust Receipts, RITR, 7.02% due 7/01/2027 (e)(g)                 3,010
-- 2.1%
====================================================================================================================================
               Total Investments (Cost -- $148,079) -- 101.3%                                                              145,956
               Liabilities in Excess of Other Assets -- (1.3%)                                                              (1,936)
                                                                                                                          --------
               Net Assets -- 100.0%                                                                                       $144,020
                                                                                                                          ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(h)   Escrowed to maturity.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of October 31, 1999
====================================================================================================================================
Assets:        Investments, at value (identified cost -- $148,078,817) (Note 1a) ...................                   $145,955,606
               Cash ................................................................................                        184,281
               Interest receivable .................................................................                      3,119,720
               Prepaid expenses and other assets ...................................................                          6,923
                                                                                                                       ------------
               Total assets ........................................................................                    149,266,530
                                                                                                                       ------------
====================================================================================================================================
Liabilities:   Payables:
                 Securities purchased ..............................................................   $  5,000,000
                 Dividends to shareholders (Note 1e) ...............................................        126,400
                 Investment adviser (Note 2) .......................................................         69,513       5,195,913
                                                                                                       ------------
               Accrued expenses ....................................................................                         50,287
                                                                                                                       ------------
               Total liabilities ...................................................................                      5,246,200
                                                                                                                       ------------
====================================================================================================================================
Net Assets:    Net assets ..........................................................................                   $144,020,330
                                                                                                                       ============
====================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share (2,000 shares of AMPS* issued and
                 outstanding at $25,000 per share liquidation preference) ..........................                   $ 50,000,000
                 Common Stock, par value $.10 per share (7,387,697 shares issued and outstanding) ..   $    738,770
               Paid-in capital in excess of par ....................................................    102,828,343
               Undistributed investment income -- net ..............................................        507,042
               Accumulated realized capital losses on investments -- net (Note 5) ..................     (7,930,614)
               Unrealized depreciation on investments -- net .......................................     (2,123,211)
                                                                                                       ------------
               Total -- Equivalent to $12.73 net asset value per
               share of Common Stock (market price -- $11.1875) ....................................                     94,020,330
                                                                                                                       ------------
               Total capital .......................................................................                   $144,020,330
                                                                                                                       ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                         For the Year Ended October 31, 1999
====================================================================================================================================
Investment               Interest and amortization of premium and discount earned ...................                  $  8,196,732
Income (Note 1d):
====================================================================================================================================
Expenses:                Investment advisory fees (Note 2) ..........................................   $    762,499
                         Commission fees (Note 4) ...................................................        126,760
                         Professional fees ..........................................................         73,954
                         Accounting services (Note 2) ...............................................         59,110
                         Transfer agent fees ........................................................         51,015
                         Directors' fees and expenses ...............................................         28,729
                         Listing fees ...............................................................         16,204
                         Printing and shareholder reports ...........................................         15,296
                         Custodian fees .............................................................         12,092
                         Pricing fees ...............................................................         10,800
                         Other ......................................................................         18,959
                                                                                                        ------------
                         Total expenses .............................................................                     1,175,418
                                                                                                                       ------------
                         Investment income -- net ...................................................                     7,021,314
                                                                                                                       ------------
====================================================================================================================================
Realized & Unreal-       Realized gain on investments -- net ........................................                       602,139
ized Gain (Loss) on      Change in unrealized appreciation/depreciation on investments -- net .......                   (13,422,873)
Investments -- Net                                                                                                     ------------
(Notes 1b, 1d & 3):      Net Decrease in Net Assets Resulting from Operations .......................                  $ (5,799,420)
                                                                                                                       ============
====================================================================================================================================

      See Notes to Financial Statements.


                                     8 & 9

                          MuniVest Michigan Insured Fund, Inc., October 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year Ended October 31,
                                                                                                      ------------------------------
                  Increase (Decrease) in Net Assets:                                                       1999            1998
====================================================================================================================================
Operations:       Investment income -- net .........................................................  $  7,021,314    $  7,180,087
                  Realized gain on investments -- net ..............................................       602,139       2,267,650
                  Change in unrealized appreciation/depreciation on investments -- net .............   (13,422,873)      1,560,039
                                                                                                      ------------    ------------
                  Net increase (decrease) in net assets resulting from operations ..................    (5,799,420)     11,007,776
                                                                                                      ------------    ------------
====================================================================================================================================
Dividends to      Investment income -- net:
Shareholders        Common Stock ...................................................................    (5,491,445)     (5,538,150)
(Note 1e):          Preferred Stock ................................................................    (1,523,100)     (1,671,160)
                                                                                                      ------------    ------------
                  Net decrease in net assets resulting from dividends to shareholders ..............    (7,014,545)     (7,209,310)
                                                                                                      ------------    ------------
====================================================================================================================================
Capital Stock     Value of shares issued to Common Stock shareholders in reinvestment of dividends .            --         111,746
Transactions                                                                                          ------------    ------------
(Note 4):
====================================================================================================================================
Net Assets:       Total increase (decrease) in net assets ..........................................   (12,813,965)      3,910,212
                  Beginning of year ................................................................   156,834,295     152,924,083
                                                                                                      ------------    ------------
                  End of year* .....................................................................  $144,020,330    $156,834,295
                                                                                                      ============    ============
====================================================================================================================================
                 *Undistributed investment income -- net ...........................................  $    507,042    $    500,273
                                                                                                      ============    ============
====================================================================================================================================

      See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                       The following per share data and ratios have been derived
                       from information provided in the financial statements.                 For the Year Ended October 31,
                                                                                            ----------------------------------
                       Increase (Decrease) in Net Asset Value:                                 1999        1998        1997
==============================================================================================================================
Per Share              Net asset value, beginning of year ................................  $  14.46     $  13.95    $  13.65
Operating                                                                                   --------     --------    --------
Performance:           Investment income -- net ..........................................       .95          .98        1.01
                       Realized and unrealized gain (loss) on investments -- net .........     (1.73)         .51         .30
                                                                                            --------     --------    --------
                       Total from investment operations ..................................      (.78)        1.49        1.31
                                                                                            --------     --------    --------
                       Less dividends to Common Stock shareholders:
                        Investment income -- net .........................................      (.74)        (.75)       (.78)
                                                                                            --------     --------    --------
                       Effect of Preferred Stock activity:
                        Dividends to Preferred Stock shareholders:
                          Investment income -- net .......................................      (.21)        (.23)       (.23)
                                                                                            --------     --------    --------
                       Total effect of Preferred Stock activity ..........................      (.21)        (.23)       (.23)
                       Net asset value, end of year ......................................  $  12.73     $  14.46    $  13.95
                                                                                            ========     ========    ========
                       Market price per share, end of year ...............................  $11.1875     $ 14.625    $ 13.313
                                                                                            ========     ========    ========
==============================================================================================================================
Total Investment       Based on market price per share ...................................   (19.02%)      16.12%      14.32%
Return:*                                                                                    ========     ========    ========
                       Based on net asset value per share ................................    (6.80%)       9.56%       8.60%
                                                                                            ========     ========    ========
==============================================================================================================================
Ratios Based on        Total expenses** ..................................................     1.14%        1.13%       1.12%
Average Net Assets                                                                          ========     ========    ========
Of Common Stock:       Total investment income -- net** ..................................     6.82%        6.94%       7.35%
                                                                                            ========     ========    ========
                       Amount of dividends to Preferred Stock shareholders ...............     1.48%        1.62%       1.65%
                                                                                            ========     ========    ========
                       Investment income -- net, to Common Stock shareholders ............     5.34%        5.32%       5.70%
                                                                                            ========     ========    ========
==============================================================================================================================
Ratios Based on        Total expenses ....................................................      .77%         .76%        .75%
Total Average                                                                               ========     ========    ========
Net Assets:+**         Total investment income -- net ....................................     4.60%        4.65%       4.89%
                                                                                            ========     ========    ========
==============================================================================================================================
Ratios Based on        Dividends to Preferred Stock shareholders .........................     3.05%        3.34%       3.34%
Average Net Assets                                                                          ========     ========    ========
Of Preferred Stock:
==============================================================================================================================
Supplemental           Net assets, net of Preferred Stock, end of year (in thousands) ....  $ 94,020     $106,834    $102,924
Data:                                                                                       ========     ========    ========
                       Preferred Stock outstanding, end of year (in thousands) ...........  $ 50,000     $ 50,000    $ 50,000
                                                                                            ========     ========    ========
                       Portfolio turnover ................................................    44.38%       48.30%      22.43%
                                                                                            ========     ========    ========
==============================================================================================================================
Leverage:              Asset coverage per $1,000 .........................................  $  2,880     $  3,137    $  3,058
                                                                                            ========     ========    ========
==============================================================================================================================
Dividends Per Share    Investment income -- net ..........................................  $    762     $    836    $    835
On Preferred Stock                                                                          ========     ========    ========
Outstanding:
==============================================================================================================================

                       The following per share data and ratios have been derived
                       from information provided in the financial statements.           For the Year Ended October 31,
                                                                                        ------------------------------
                       Increase (Decrease) in Net Asset Value:                                1996         1995
===================================================================================================================
Per Share              Net asset value, beginning of year ................................  $  13.65     $  11.83
Operating                                                                                   --------     --------
Performance:           Investment income -- net ..........................................      1.01         1.01
                       Realized and unrealized gain (loss) on investments -- net .........        --++       1.82
                                                                                            --------     --------
                       Total from investment operations ..................................      1.01         2.83
                                                                                            --------     --------
                       Less dividends to Common Stock shareholders:
                        Investment income -- net .........................................      (.77)        (.76)
                                                                                            --------     --------
                       Effect of Preferred Stock activity:
                        Dividends to Preferred Stock shareholders:
                          Investment income -- net .......................................      (.24)        (.25)
                                                                                            --------     --------
                       Total effect of Preferred Stock activity ..........................      (.24)        (.25)
                       Net asset value, end of year ......................................  $  13.65     $  13.65
                                                                                            ========     ========
                       Market price per share, end of year ...............................  $ 12.375     $  12.25
                                                                                            ========     ========
===================================================================================================================
Total Investment       Based on market price per share ...................................     7.40%       27.59%
Return:*                                                                                    ========     ========
                       Based on net asset value per share ................................     6.32%       23.18%
                                                                                            ========     ========
===================================================================================================================
Ratios Based on        Total expenses** ..................................................     1.15%        1.17%
Average Net Assets                                                                          ========     ========
Of Common Stock:       Total investment income -- net** ..................................     7.35%        7.90%
                                                                                            ========     ========
                       Amount of dividends to Preferred Stock shareholders ...............     1.77%        1.97%
                                                                                            ========     ========
                       Investment income -- net, to Common Stock shareholders ............     5.62%        5.93%
                                                                                            ========     ========
===================================================================================================================
Ratios Based on        Total expenses ....................................................      .77%         .77%
Total Average                                                                               ========     ========
Net Assets:+**         Total investment income -- net ....................................     4.91%        5.21%
                                                                                            ========     ========
===================================================================================================================
Ratios Based on        Dividends to Preferred Stock shareholders .........................     3.54%        3.76%
Average Net Assets                                                                          ========     ========
Of Preferred Stock:
===================================================================================================================
Supplemental           Net assets, net of Preferred Stock, end of year (in thousands) ....  $100,702     $100,729
Data:                                                                                       ========     ========
                       Preferred Stock outstanding, end of year (in thousands) ...........  $ 50,000     $ 50,000
                                                                                            ========     ========
                       Portfolio turnover ................................................    47.10%       53.85%
                                                                                            ========     ========
===================================================================================================================
Leverage:              Asset coverage per $1,000 .........................................  $  3,014     $  3,015
                                                                                            ========     ========
===================================================================================================================
Dividends Per Share    Investment income -- net ..........................................  $    886     $    939
On Preferred Stock                                                                          ========     ========
Outstanding:
===================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Includes Common and Preferred Stock average net assets.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    10 & 11

                          MuniVest Michigan Insured Fund, Inc., October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $68,920,983 and $63,151,174, respectively.

Net realized gains for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Gains              Losses
--------------------------------------------------------------------------------
Long-term investments ...................        $   213,829        $(2,123,211)
Financial futures contracts .............            388,310                 --
                                                 -----------        -----------
Total ...................................        $   602,139        $(2,123,211)
                                                 ===========        ===========
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Fed- eral income tax purposes aggregated $2,123,211, of which $4,297,287 related to appreciated securities and $6,420,498 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $148,078,817.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 1999 remained constant and during the year ended October 31, 1998 increased by 7,728 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 2.50%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $87,085 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $5,991,000, of which $2,062,000 expires in 2002, $3,063,000 expires in 2003, $746,000 expires in 2004 and $120,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 21, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Michigan Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund and MuniHoldings Michigan Insured Fund, Inc. in exchange for newly issued shares of MuniYield Michigan Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.

7. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.


                                    12 & 13

                          MuniVest Michigan Insured Fund, Inc., October 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniVest Michigan Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Michigan Insured Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Michigan Insured Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 1999


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Michigan Insured Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions by the Fund during the year.

Please retain this information for your records.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.


                                    14 & 15

Officers and Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and
  Treasurer
Alice A. Pellegrino, Secretary


Custodian

The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol

MVM


This report, including the financial information herein, is transmitted to the shareholders of MuniVest Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16638--10/99

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